ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Mar. 31, 2012
ASSET RETIREMENT OBLIGATIONS
11.	ASSET RETIREMENT OBLIGATIONS

The Companies recorded the fair value of asset retirement obligations in order to recognize legal obligations associated with the removal of leasehold improvements from leased facilities and return of the property to a specified condition when the lease terminates.

A reconciliation of the beginning and ending aggregate carrying amount of the asset retirement obligation was as follows:

	Millions of Yen		Thousands of U.S. Dollars
	2012	2011	2012

Balance at the beginning of the year	¥663	¥594	$8,045
Accretion expense	6	20	73
Liabilities incurred	78	231	946
Liabilities settled	(86)	(177)	(1,043)
Changes due to translation of foreign currencies		(5)

Balance at the end of the year	¥661	¥663	$8,021